UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 26, 2004 (Date of earliest event reported)

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-27646 (Commission File Number)	87-0482806 (IRS Employer Identification No.)

4742 N. 24th Street, Suite 455
Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 385-8888

2375 East Camelback Road, Suite 500
Phoenix, Arizona 85016

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Reports Second Quarter 2004 Results”.

ITEM 9. REGULATION FD DISCLOSURE (The following discussion is furnished under “Item 12. Results of Operations and Financial Condition”.)

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

     On July 26, 2004, Matrixx Initiatives, Inc. issued a press release announcing its financial results for the second quarter of fiscal 2004. A copy of the press release is attached to this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)

/s/ William J. Hemelt William J. Hemelt Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: July 26, 2004